                               John Hancock Funds

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                    Sovereign
                                 Investors Fund


                                  ANNUAL REPORT

                                December 31, 1995

                                    DIRECTORS
                             Edward J. Boudreau, Jr.
                               Thomas W.L. Cameron
                                James F. Carlin*
                                Charles F. Fretz*
                              Harold R. Hiser, Jr.*
                               Charles L. Ladner*
                              Patricia P. Mccarter*
                              Steven R. Pruchansky*
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                 John P. Toolan*
                        * Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                       Vice President, Assistant Secretary
                             and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. BOX 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           john Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale And Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                                Ernst & Young Llp
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                               CHAIRMAN'S MESSAGE




DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

         No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

         In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ EDWARD J. BOUDREAU, JR.
----------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                    BY JOHN F. SNYDER III, PORTFOLIO MANAGER

                                  JOHN HANCOCK
                            SOVEREIGN INVESTORS FUND

                        Stocks have a bang-up year; slower
                          earnings in '96 bode well for
                           high-quality growth stocks

Investors couldn't have asked for much better in 1995. Falling interest rates, soaring corporate earnings, tame inflation and investors' healthy appetite for mutual funds drove stock prices virtually straight up. The Standard & Poor's 500-Stock Index -- the most common measure of the broad stock market -- gained a stunning 37.53% for the year.

[A 2 1/4" x 2 1/4" photo of John F. Snyder III centered at bottom of the page. Caption reads: "John F. Snyder III, Portfolio Manager."]

  With the market moving up so strongly, stock funds had a stellar year. John Hancock Sovereign Investors Fund was no exception. For the year ended December 31, 1995, the Fund's Class A, Class B and Class C shares had total returns of 29.15%, 28.16% and 29.68%, respectively, at net asset value. Those returns were in line with the average growth and income fund's return of 30.82%, according to Lipper Analytical Services.1

WINNERS AND LOSERS

After being under the weather for most of 1994, drug stocks made a spectacular recovery in 1995. Waning health-care reform fears, a slew of new drug approvals and a shift toward more conservative growth stocks was just what the doctor ordered. Our biggest winners were Merck &Co. and Johnson & Johnson.

  Other top performers during the period included NationsBank and PepsiCo -- two of our largest holdings. NationsBank has benefited from low inflation, falling interest rates and strong loan growth. PepsiCo has introduced new products to fend off competition in its restaurant businesses such as Pizza Hut. What's more, the company's snack food and soft drink businesses have continued to grow rapidly, especially overseas.

  Our retail stocks, however, continued to disappoint. Uncertainty about the economy and high debt levels have kept consumers from spending money. All of our retail



                                   [CAPTION]
    "With the market moving up so strongly, stock funds had a stellar year."

                  John Hancock Funds - Sovereign Investors Fund


[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) General Electric 4.6 %; 2) PepsiCo 3.4%;
3)Procter & Gamble 3.2% 4) Johnson & Johnson 2.8% 5) NationsBank 2.6%. A footnote below reads: "As a percentage of net assets on December 31, 1995."]

stocks from Wal-Mart to Pep Boys, the auto parts chain, felt the pinch. Despite their disappointing performance this year, however, we're still holding onto our retail stocks. Most of the bad news is already priced into the stocks. Plus, we're confident that our retailers will come out on top in a more competitive climate.

INVESTMENT THEMES

Even with the market rallying strongly this year, we've still found some attractive buying opportunities. Two trends, in particular, have caught our attention. The first is the outsourcing phenomenon. Corporate America has cut costs about as much as it can with layoffs and has now turned to outsourcing non-essential services as a way to bring costs down even further.

  We're keeping an eye out for those companies that will be the biggest beneficiaries of this trend. Automatic Data Processing (ADP) is one of our favorites. The company is one of the leaders in processing payrolls. In fact, one out of seven employees in the U.S. receives a paycheck processed by ADP. The company also handles back-office functions for brokerage firms, claims processing for insurance companies and servicing agreements for auto dealers.

  The second trend is the consolidation of distribution companies in highly-fragmented industries. Another way companies are lowering costs is by reducing the number of vendors they use. That way they can negotiate better prices and manage their inventories more efficiently. As a result, we're seeing consolidation pick up as distributors try to grow big enough to satisfy the full-service needs of these companies. And that's presenting huge growth opportunities for companies that can grab market share.

  A perfect example is Alco Standard. Although Alco is the largest company in the office supply industry, it still only has 8% market share. However, the company is rapidly acquiring smaller rivals. Sysco Corp., the largest food service company in the U.S., is another example. With only 10% market share, the company still has plenty of room to grow. Much like Alco, Sysco has been buying up smaller companies across the U.S. Its national presence gives Sysco a distinct advantage in attracting larger accounts such as McDonald's.

WHAT'S AHEAD?

After such a strong year, many are wondering where the stock market is headed in 1996. It's almost impossible to know. But one thing is

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is NationsBank followed by an up arrow and the phrase "Strong loan growth, falling rates, low inflation boosts performance." The second listing is PepsiCo followed by an up arrow and the phrase "Growth in snack food and soft drink business." The third listing is Wal-Mart followed by a down arrow and the phrase "Pinched by sluggish consumer spending." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]


                                   [CAPTION]
              "...drug stocks made a spectacular recovery in 1995."

                  John Hancock Funds - Sovereign Investors Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 10% from bottom to top, with 40% at the top and 0% at the bottom. Within the chart, there are four solid bars. The first represents the 29.15% total return for John Hancock Sovereign Investors Fund: Class A. The second represents the 28.16% total return for John Hancock Sovereign Investors
Fund: Class B. The third represents the 29.68% return for John Hancock Sovereign Investors Fund: Class C. The fourth represents 30.82% return for the average growth and income fund. The footnote below states: "Total returns for John Hancock Sovereign Investors Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. See following page for historical performance information."]


certain. We're not likely to see stocks repeat their spectacular 1995 gains. So investors should temper their expectations for the coming year. Having said that, though, we're reasonably optimistic about the long-term prospects for stocks.

  We're sticking to our knitting and focusing on high-quality growth stocks with reliable earnings and a history of increasing their dividends every year for at least 10 years. We believe that maintaining a stock-picking discipline is going to be especially important in 1996 as earnings growth begins to slow. For the last 10 quarters, earnings of companies in the S&P 500 Index have grown at an unusually high rate of 20%. We've already started to see signs that earnings have peaked. And in 1996, they're likely to drop back to more normal levels of 8% to 10%. When that happens, the risk of owning stocks is going to increase dramatically, and it will be critical to be in stocks with reliable earnings.

  In a year with record-breaking earnings and soaring stock prices, it's easy to forget about how much risk you're taking. Without understanding that, though, you're only getting half the story. We didn't achieve the eye-popping 40% returns of some of the aggressive growth funds that made big bets in the red-hot technology sector. But we also didn't take on nearly as much risk. Sovereign Investors' beta -- a measure of the relative volatility of the stocks in the portfolio -- is only 0.70. That's significantly lower than the stock market's beta of 1.0 and the average growth and income fund's beta of .90. Having a lower beta should serve us well in a more uncertain market environment.

  We expect the stable growth companies that we favor to increase earnings at about 15% to 17% in 1996. That's almost twice the projected earnings growth of the market. What's more, the valuations of these stocks are equal to the market multiple. (That is, high-quality growth stocks have a price-to-earnings multiple -- a measure of how much you're paying for earnings power -- equal to that of the stock market as a whole.) Normally, these growth companies sell at a premium to the market and we believe that will eventually happen again. Finally, many of our companies are generating enormous cash flows. That's allowing them not only to increase their dividends, but also to buy back their stock. Together, we believe these factors bode well for John Hancock Sovereign Investors Fund.


--------------------------------------------------------------------------------
(1)Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower. This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.


                                   [CAPTION]
     "We're not likely to see stocks repeat their spectacular 1995 gains."

                              A LOOK AT PERFORMANCE


The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Investors Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on July 1, 1993 and January 3, 1994 for Class A and Class B shares, respectively. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995

                                         ONE       FIVE        MOST RECENT
                                         YEAR      YEARS       TEN YEARS
                                         ----      -----       -----------
Sovereign Investors Fund: Class A       22.69%     78.42%      212.77%
Sovereign Investors Fund: Class B       23.16%     20.53%(1)      N/A
Sovereign Investors Fund: Class C       29.68%     34.19%(2)      N/A

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995

                                         ONE       FIVE        MOST RECENT
                                         YEAR      YEARS       TEN YEARS
                                         ----      -----       -----------
Sovereign Investors Fund: Class A       22.69%     12.28%        12.08%
Sovereign Investors Fund: Class B       23.16%      9.84%(1)       N/A
Sovereign Investors Fund: Class C       29.68%     11.74%(2)       N/A

                                     YIELDS

AS OF DECEMBER 31, 1995

                                                          SEC 30-DAY
                                                            YIELD
                                                          ----------
Sovereign Investors Fund: Class A                            1.51%
Sovereign Investors Fund: Class B                            0.76%
Sovereign Investors Fund: Class C                            2.02%

                              NOTES TO PERFORMANCE
(1) Class B shares started on January 3, 1994.
(2) Class C shares started on May 7, 1993.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Investors Fund would be worth on December 31, 1995, assuming you have been invested for the past ten years or since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.


Sovereign Investors Fund
Class A shares

Line chart with the heading Sovereign Investors Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $39,995 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Investors Fund on December 31, 1985, before sales charge, and is equal to $32,936 as of December 31, 1995. The third line represents the Sovereign Investors Fund after sales charge and is equal to $31,277 as of December 31, 1995.

Sovereign Investors Fund
Class B shares

Line chart with the heading Sovereign Investors Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $13,934 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Investors Fund on January 3, 1994, before contingent deferred sales charge, and is equal to $12,553 as of December 31, 1995. The third line represents the Sovereign Investors Fund after contingent deferred sales charge and is equal to $12,053 as of December 31, 1995.

Sovereign Investors Fund
Class C shares

Line chart with the heading Sovereign Investors Fund: Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $15,058 as of December 31, 1995. The second line represents the hypothetical $10,000 investment made in the Sovereign Investors Fund on May 7, 1993, and is equal to $13,419 as of December 31, 1995.

                               FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1995. You'll also find the net asset value per share as of that date.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
ASSETS:
  Investments at value - Note C:
   Common and preferred stocks
     (cost - $1,039,926,804) . ...............................    $1,344,264,988
   Corporate bonds and notes
     (cost - $70,927,173) ....................................        71,092,644
   United States government and agencies obligations
     (cost - $39,376,713) ....................................        40,576,100
   Joint repurchase agreement (cost - $99,076,000) ...........        99,076,000
   Corporate savings account .................................            36,657
                                                                   -------------
                                                                   1,555,046,389
  Receivable for shares sold .................................         2,218,071
  Interest receivable ........................................         2,666,311
  Dividends receivable .......................................         3,694,464
  Other assets ...............................................            38,688
                                                                   -------------
                   Total Assets ..............................     1,563,663,923
                   -------------------------------------------------------------
LIABILITIES:

  Payable for shares repurchased .............................           436,203
  Payable for investments purchased ..........................         2,506,250
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................         2,574,267
  Accounts payable and accrued expenses ......................            99,203
                                                                   -------------
                   Total Liabilities .........................         5,615,923
                   -------------------------------------------------------------
NET ASSETS:

  Capital paid-in ............................................     1,240,630,349
  Accumulated net realized gain on investments ...............        11,691,146
  Net unrealized appreciation of investments .................       305,703,042
  Undistributed net investment income ........................            23,463
                                                                   -------------
                   Net Assets ................................    $1,558,048,000
                   =============================================================
NET ASSET VALUE PER SHARE:

  (Based on net asset values and shares of beneficial
  interest outstanding with $0.01 per share par value)
  Class A - $1,280,320,940/71,652,920 ........................    $        17.87
  ==============================================================================
  Class B - $257,781,228/14,432,679 ..........................    $        17.86
  ==============================================================================
  Class C - $19,945,832/1,116,297 ............................    $        17.87
  ==============================================================================
MAXIMUM OFFERING PRICE *
  Class A - ($17.87 x 105.26%) ................................   $        18.81
  ==============================================================================


* On a single retail sale of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes
   of $48,864) ................................................     $ 29,977,700
  Interest ....................................................       19,738,678
                                                                     -----------
                                                                      49,716,378
                                                                     -----------
  Expenses:

   Investment management fee - Note B .........................        8,017,834
   Distribution/service fee - Note B
   Class A ....................................................        3,545,600
   Class B ....................................................        1,907,573
   Transfer agent fee - Note B

   Class A ....................................................        2,367,135
   Class B ....................................................          500,436
   Class C ....................................................           16,983
   Custodian fee ..............................................          226,557
   State taxes ................................................          149,548
   Directors' fees ............................................          134,499
   Printing ...................................................           93,525
   Miscellaneous ..............................................           78,607
   Registration and filing fees ...............................           77,817
   Auditing fee ...............................................           35,714
   Legal fees .................................................           33,516
                                                                     -----------
                   Total Expenses .............................       17,185,344
                   -------------------------------------------------------------
                   Net Investment Income ......................       32,531,034
                   -------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold .......................       20,230,031
  Change in net unrealized appreciation/depreciation
   of investments .............................................      299,815,354
                                                                     -----------
                   Net Realized and Unrealized
                   Gain on Investments ........................      320,045,385
                   -------------------------------------------------------------
                   Net Increase in Net Assets
                   Resulting from Operations ..................     $352,576,419
                   =============================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

STATEMENT OF CHANGES IN NET ASSETS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   ----------------------------
                                                                                        1995           1994
                                                                                   ------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   32,531,034  $   38,545,407
  Net realized gain on investments sold . . . . . . . . . . . . . . . . . . . .      20,230,031       4,097,671
  Change in net unrealized appreciation/depreciation of investments . . . . . .     299,815,354     (66,910,292)
                                                                                 --------------  --------------
   Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . .     352,576,419     (24,267,214)
                                                                                 --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.3959 and $0.4593 per share, respectively)  . . . . . . . . . .     (28,762,733)    (35,871,209)
   Class B - ($0.2764 and $0.3553 per share, respectively)  . . . . . . . . . .      (3,339,275)     (2,196,993)
   Class C - ($0.4637 and $0.5100 per share, respectively)  . . . . . . . . . .        (477,188)       (479,108)
  Distributions from net realized gain on investments sold
   Class A - ($0.0837 and $0.1105 per share, respectively)  . . . . . . . . . .      (5,956,805)     (8,643,183)
   Class B - ($0.0837 and $0.1105 per share, respectively)  . . . . . . . . . .      (1,191,400)       (601,125)
   Class C - ($0.0837 and $0.1105 per share, respectively)  . . . . . . . . . .         (92,650)        (99,934)
                                                                                  -------------   -------------
     Total Distributions to Shareholders  . . . . . . . . . . . . . . . . . . .     (39,820,051)    (47,891,552)
                                                                                  -------------  --------------
FROM FUND SHARE TRANSACTIONS -- NET*  . . . . . . . . . . . . . . . . . . . . .      11,863,118      36,823,322
                                                                                  -------------  --------------
  Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,233,428,514   1,268,763,958
                                                                                  -------------  --------------
  End of period (including undistributed net investment income of $23,463 and
  $71,625, respectively)  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1,558,048,000  $1,233,428,514
                                                                                  =============  ==============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar values.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                         YEAR ENDED DECEMBER 31,
                                                                      ------------------------------------------------------------
                                                                                 1995                            1994
                                                                      -------------------------     -----------------------------
CLASS A                                                                   SHARES      AMOUNT           SHARES           AMOUNT
                                                                      -----------   ------------    -------------   --------------
  Shares sold . . . . . . . . . . . . . . . . . . . . .                13,351,175   $214,650,741       10,349,215     $151,120,247
  Shares issued to shareholders in reinvestment of
    distributions . . . . . . .. . . . . . .. . . . . .                 1,912,922     31,795,613        2,834,406       40,225,646
                                                                      -----------   ------------    -------------   --------------
                                                                       15,264,097    246,446,354       13,183,621      191,345,893
  Less shares repurchased . . . . . . . . . . . . . . .               (20,197,037)  (323,191,321)     (19,930,271)    (291,424,469)
                                                                      -----------   ------------    -------------   --------------
  Net increase (decrease) . . . . . . . . . . . . . . .                (4,932,940)  ($76,744,967)      (6,746,650)   ($100,078,576)
                                                                      ===========   ============    =============   ==============
CLASS B
  Shares sold . . . . . . . . . . . . . . . . . . . . .                 6,957,758   $112,134,961        9,346,868     $136,349,532
  Shares issued to shareholders in reinvestment of
    distributions . . . . . . .. . . . . . .. . . . . .                   251,051      4,209,585          181,850        2,588,170
                                                                      -----------   ------------    -------------   --------------
                                                                        7,208,809    116,344,546        9,528,718      138,937,702
  Less shares repurchased . . . . . . . . . . . . . . .                (1,772,868)   (28,714,271)        (531,980)      (7,682,774)
                                                                      -----------   ------------   --------------   --------------
  Net increase  . . . . . . . . . . . . . . . . . . . .                 5,435,941    $87,630,275        8,996,738     $131,254,928
                                                                      ===========   ============   ==============   ==============
CLASS C
  Shares sold . . . . . . . . . . . . . . . . . . . . .                   325,074     $5,184,377          527,530       $7,700,516
  Shares issued to shareholders in reinvestment of
    distributions . . . . . . .. . . . . . .. . . . . .                    34,194        569,771           33,614          478,279
                                                                      -----------   ------------   --------------   --------------
                                                                          359,268      5,754,148          561,144        8,178,795
  Less shares repurchased . . . . . . . . . . . . . . .                  (305,670)    (4,776,338)        (172,765)      (2,531,825)
                                                                      -----------   ------------   --------------   --------------
  Net increase  . . . . . . . . . . . . . . . . . . . .                    53,598       $977,810          388,379       $5,646,970
                                                                      ===========   ============   ==============   ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

Financial Highlights

Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are as follows:
-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -

                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
                                                                      1995          1994        1993      1992(f)  1991(f)(h)
                                                                    ---------    ---------   ----------  --------  ---------
CLASS A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  . . . . . . . . . . . .      $    14.24   $    15.10   $    14.78    $  14.31   $  11.94
                                                                   ----------   ----------   ----------    --------   --------
Net Investment Income . . . . . . . . . . . . . . . . . . . .            0.40         0.46         0.44        0.47       0.54
Net Realized and Unrealized Gain (Loss) on Investments  . . .            3.71        (0.75)        0.39        0.54       3.03
                                                                   ----------   ----------   ----------    --------   --------
  Total from Investment Operations  . . . . . . . . . . . . .            4.11        (0.29)        0.83        1.01       3.57
                                                                   ----------   ----------   ----------    --------   --------
Less Distributions:
Dividends from Net Investment Income  . . . . . . . . . . . .           (0.40)       (0.46)       (0.42)      (0.45)     (0.53)
Distributions from Net Realized Gain on Investments Sold  . .           (0.08)       (0.11)       (0.09)      (0.09)     (0.67)
                                                                   ----------   ----------   ----------    --------   --------
  Total Distributions . . . . . . . . . . . . . . . . . . . .           (0.48)       (0.57)       (0.51)      (0.54)     (1.20)
                                                                   ----------   ----------   ----------    --------   --------
Net Asset Value, End of Period  . . . . . . . . . . . . . . .      $    17.87   $    14.24   $    15.10    $  14.78   $  14.31
                                                                   ==========   ==========   ==========    ========   ========
Total Investment Return at Net Asset Value (g)  . . . . . . .           29.15%       (1.85%)       5.71%       7.23%     30.48%

RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) . . . . . . . . . .      $1,280,321   $1,090,231   $1,258,575    $872,932   $194,055
Ratio of Expenses to Average Net Assets . . . . . . . . . . .            1.14%        1.16%        1.10%       1.13%      1.18%
Ratio of Net Investment Income to Average Net Assets  . . . .            2.45%        3.13%        2.94%       3.32%      4.01%
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . .              46%          45%          46%         30%        67%

CLASS B (a)
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  . . . . . . . . . . . .      $    14.24   $    15.02(d)
                                                                   ----------   ----------
Net Investment Income . . . . . . . . . . . . . . . . . . . .            0.27(e)      0.38(e)
Net Realized and Unrealized Loss on Investments . . . . . . .            3.71       ( 0.69)
                                                                   ----------   ----------
  Total from Investment Operations  . . . . . . . . . . . . .            3.98        (0.31)
                                                                   ----------   ----------
Less Distributions:
Dividends from Net Investment Income  . . . . . . . . . . . .           (0.28)       (0.36)
Distributions from Net Realized Gain on Investments Sold  . .           (0.08)       (0.11)
                                                                   ----------   ----------
  Total Distributions . . . . . . . . . . . . . . . . . . . .           (0.36)       (0.47)
                                                                   ----------   ----------
Net Asset Value, End of Period  . . . . . . . . . . . . . . .      $    17.86   $    14.24
                                                                   ==========   ==========
Total Investment Return at Net Asset Value (g)  . . . . . . .           28.16%      (2.04%)(c)

RATIO AND SUPPLEMENTAL DATA

Net Assets, End of Period (000's omitted) . . . . . . . . . .      $  257,781   $  128,069
Ratio of Expenses to Average Net Assets . . . . . . . . . . .            1.90%        1.86%*
Ratio of Net Investment Income to Average Net Assets  . . . .            1.65%        2.57%*
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . .              46%          45%


                       SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

FINANCIAL HIGHLIGHTS (continued)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                                                              FOR THE PERIOD
                                                                                                                MAY 7, 1993
                                                                                YEAR ENDED DECEMBER 31,      (COMMENCEMENT OF
                                                                                -----------------------        OPERATIONS) TO
CLASS C (b)                                                                      1995             1994        DECEMBER 31, 1993
                                                                                -------         -------       -----------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period  . . . . . . . . . . . . . . . . . . . .   $ 14.24         $ 15.11           $ 14.79(d)
                                                                                -------         -------           -------
Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . .      0.46(e)         0.52              0.27(e)
Net Realized and Unrealized Gain (Loss) on Investments  . . . . . . . . . . .      3.71           (0.77)             0.48
                                                                                -------         -------           -------
  Total from Investment Operations  . . . . . . . . . . . . . . . . . . . . .      4.17           (0.25)             0.75
                                                                                -------         -------           -------
Less Distributions:
Dividends from Net Investment Income  . . . . . . . . . . . . . . . . . . . .     (0.46)          (0.51)            (0.34)
Distributions from Net Realized Gain on Investments Sold  . . . . . . . . . .     (0.08)          (0.11)            (0.09)
                                                                                -------         -------           -------
  Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (0.54)          (0.62)            (0.43)
                                                                                -------         -------           -------
Net Asset Value, End of Period  . . . . . . . . . . . . . . . . . . . . . . .   $ 17.87         $ 14.24           $ 15.11
                                                                                =======         =======           =======
Total Investment Return at Net Asset Value (g)  . . . . . . . . . . . . . . .     29.68%         (1.57%)             5.13%(c)

RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted) . . . . . . . . . . . . . . . . . .   $19,946         $15,128           $10,189
Ratio of Expenses to Average Net Assets . . . . . . . . . . . . . . . . . . .      0.74%           0.81%             0.88%*
Ratio of Net Investment Income to Average Net Assets  . . . . . . . . . . . .      2.84%           3.53%             3.17%*
Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . . . . .        46%             45%               46%

  * On an annualized basis.
(a) Class B shares commenced operations on January 3, 1994.
(b) Class C shares commenced operations on May 7, 1993.
(c) Not annualized.
(d) Initial price to commence operations.
(e) On average month end shares outstanding.
(f) These periods are covered by the report of other independent auditors (not included herein).
(g) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(h) On October 23, 1991, John Hancock Advisers, Inc. became the investment adviser of the Fund.

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

SCHEDULE OF INVESTMENTS
December 31, 1995

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/ earnings ratios, but are unaudited.
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                               COMPOUND
 NUMBER                                                                         GROWTH        MARKET
OF SHARES                     COMMON STOCKS (84.09%)                             RATE          VALUE
---------                                                                      --------       ------
ADVERTISING (2.09%)
  750,000 Interpublic Group Inc. @ 43 3/8 ..............................                  $  32,531,250
                                                                                          -------------
          One of the largest advertising agencies
          in the world
          Earnings P/S
          $.62, .75, .91, 1.05, 1.19, 1.23, 1.43, 1.49,1.79, 2.04                14.2%
          Dividends P/S
          $.20, .22, .26, .32, .37, .41, .45, .49, .55, .61                      13.2%
          Price/Earnings Ratio ...... 20.1

AEROSPACE (0.34%)
 100,000* Rockwell International Corp. @ 52 7/8 ........................                      5,287,500
                                                                                          -------------
          Leading producer of aerospace, automotive
          and electronics products
          Earnings P/S
          $1.98, 2.23, 3.01, 2.84, 2.56, 2.57, 2.16, 2.53, 2.87, 3.42             6.3%
          Dividends P/S
          $.59, .66, .72, .77, .82, .88, .92, .98, 1.04, 1.10                     7.2%
          Price/Earnings Ratio ...... 15.6

BANKS (5.01%)
 250,000* Banc One Corp. @ 37 3/4 ......................................                      9,437,500
          Ohio-based bank holding company
          Earnings P/S
          $1.16, 1.19, 1.56, 1.66, 1.83, 1.81, 2.28, 2.68, 3.01, 2.50             8.9%
          Dividends P/S
          $.45, .49, .55, .63, .69, .77, .89, 1.07, 1.24, 1.36                   13.1%
          Price/Earnings Ratio ...... 14.2

 275,000* First Tennessee National Corp. @ 60 1/2 ......................                     16,637,500
          Tennessee-based bank holding company
          Earnings P/S
          $2.02, 1.55, 2.20, 1.30, 1.96, 2.51, 3.51, 3.03, 4.04, 4.67             9.8%
          Dividends P/S
          $.75, .79, .85, .97, 1.08, 1.14, 1.26, 1.50, 1.73, 1.94                11.1%
          Price/Earnings Ratio ...... 12.5

  300,000 KeyCorp. @ 36 1/4 ............................................                     10,875,000
          Multi-regional bank holding company
          Earnings P/S
          $1.72, 1.88, 2.10, 2.32, 2.32, 2.45, 2.52, 2.98, 3.15, 3.23             7.3%
          Dividends P/S
          $.48, .60, .68, .80, .88, .92, .98, 1.12, 1.28, 1.44                   13.0%
          Price/Earnings Ratio ...... 10.6

  590,000 NationsBank Corp. @ 69 5/8 ...................................                     41,078,750
          Largest superregional bank in the Southeast
          Earnings P/S
          $2.51, 2.01, 2.87, 4.44, 2.61, .76, 2.60, 4.55, 6.02, 6.72             11.6%
          Dividends P/S
          $.78, .86, .94, 1.10, 1.42, 1.48, 1.51, 1.64, 1.88, 2.08               11.5%
          Price/Earnings Ratio ...... 9.8                                                    -------------
                                                                                             78,028,750
                                                                                          -------------
CHEMICALS (6.80%)

  550,000 Air Products & Chemicals, Inc. @ 52 3/4 ......................                     29,012,500
          Producer of industrial and specialty chemicals and gases
          Earnings P/S
          $1.18, .04, 1.95, 2.02, 2.08, 2.23, 2.45, 1.76, 2.05, 3.29             12.1%
          Dividends P/S
          $.32, .39, .45, .55, .63, .69, .75, .83, .89, .95                      12.9%
          Price/Earnings Ratio ...... 16.7


The Schedule of Investments is a complete list of all securities owned by Sovereign Investors Fund on December 31, 1995. It's divided into six main categories: common stocks, preferred stocks, corporate bonds, notes, U.S. government and agencies obligations and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                               COMPOUND
 NUMBER                                                                         GROWTH        MARKET
OF SHARES                     COMMON STOCKS                                      RATE          VALUE
---------                                                                      --------       ------

CHEMICALS (continued)
  491,200 Crompton & Knowles Corp. @ 13 1/4 ............................                  $   6,508,400
          Produces and markets specialty chemicals
          Earnings P/S
          $.17, .24, .36, .50, .61, .71, .79, .97, 1.00, .93                     20.8%
          Dividends P/S
          $.079, .084, .11, .15, .20, .25, .31, .38, .46, .525                   23.4%
          Price/Earnings Ratio ...... 14.5

  275,000*E.I. du Pont de Nemours and Co. @ 69 7/8 .....................                     26,203,125
          Nation's largest chemical manufacturer
          Earnings P/S
          $2.12, 2.46, 3.03, 3.53, 3.40, 3.13, 1.32, .23, 3.40, 5.43             11.0%
          Dividends P/S
          $1.02, 1.10, 1.23, 1.45, 1.62, 1.68, 1.74, 1.76, 1.82, 2.03             8.0%
          Price/Earnings Ratio ...... 13.2

  275,000 PPG Inds., Inc. @ 45 3/4 .....................................                     12,581,250
          Manufacturer of specialty chemicals, coatings and resins
          Earnings P/S
          $1.33, 1.60, 2.13, 2.09, 2.22, 1.29, 1.33, 1.46, 1.97, 3.69            12.0%
          Dividends P/S
          $.47, .56, .64, .74, .82, .86, .94, 1.04, 1.12, 1.18                   10.8%
          Price/Earnings Ratio ...... 12.3

  556,250 RPM, Inc. @ 16 1/2 ...........................................                      9,178,125
          Manufacturer of specialty chemicals
          and coatings to waterproof and rustproof structures
          Earnings P/S
          $.34, .38, .45, .52, .43, .45, .54, .58, .79, .87                      11.0%
          Dividends P/S
          $.18, .21, .25, .27, .30, .34, .37, .39, .42, .46                      11.0%
          Price/Earnings Ratio ...... 18.6

  305,000*Sigma - Aldrich Corp. @ 49 1/2 ...............................                     15,097,500
          Manufacturer of biochemical and organic
          products used for research and diagnostics
          Earnings P/S
          $.69, .85, 1.15, 1.30, 1.44, 1.25, 1.85, 2.08, 2.21, 2.52              15.5%
          Dividends P/S
          $.13, .15, .17, .19, .20, .23, .26, .30, .34, .38                      12.7%
          Price/Earnings Ratio ...... 20.0

  250,000 Witco Corp. @ 29 1/4 .........................................                      7,312,500
          Producer of special petroleum chemicals
          Earnings P/S
          $1.47, 1.46, 1.53, .80, 1.38, 1.43, 1.63, .95, 1.14, 2.59               6.5%
          Dividends P/S
          $.54, .60, .72, .83, .86, .91, .92, .96, 1.06, 1.12                     8.4%
          Price/Earnings Ratio ...... 11.3
                                                                                          -------------
                                                                                            105,893,400
                                                                                          -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

 NUMBER                                                                                         GROWTH         MARKET
OF SHARES                     COMMON STOCKS                                                      RATE           VALUE
---------                                                                                      --------        ------
COMMERCIAL SERVICES (2.20%)
1,055,800 Sysco Corp. @ 32 1/2...................................................                            $34,313,500
                                                                                                             -----------
          Largest distributer of food service products
          Earnings P/S $.35, .45, .60, .73, .76, .86, .95, 1.10, 1.24, 1.42                      16.8%
          Dividends P/S $.06, .07, .08, .09, .10, .14, .22, .28, .36, .44                        24.8%
          Price/Earnings Ratio.....21.3

COMPUTER & OFFICE EQUIPMENT (2.02%)
  690,000 Alco Standard Corp. @ 45 5/8...........................................                            31,481,250
                                                                                                            ------------
          Distributor of office and paper products
          Earnings P/S $.64, .84, 1.15, 1.96, .91, .98, 1.11, (.025), .56, 1.82                  12.3%
          Dividends P/S $.315, .325, .35, .39, .425, .445, .465, .485, .51, .53                   6.0%
          Price/Earnings Ratio.....24.9

CONSUMER CYCLICALS & SERVICES (2.09%)
  440,000*Albertson's, Inc. @ 32 7/8.............................................                             14,465,000
          Idaho-based operator of supermarkets
          and combination food-drug stores
          Earnings P/S $.38, .47, .61, .74, .83, .94, .95, 1.24, 1.58, 1.80                      18.9%
          Dividends P/S $.10, .12, .14, .19, .23, .27, .31, .35, .42, .50                        19.6%
          Price/Earnings Ratio.....18.3
  400,000 McDonald's Corp. @ 451/8...............................................                             18,050,000
          Dominant force in the fast food industry
          Earnings P/S $.63, .73, .86, .98, 1.10, 1.16, 1.28, 1.41, 1.61, 1.90                   13.1%
          Dividends P/S $.11, .12, .14, .15, .17, .18, .20, .21, .23, .26                        10.0%
          Price/Earnings Ratio.....23.2
                                                                                                            ------------
                                                                                                              32,515,000
                                                                                                            ------------
CONSUMER DURABLES (1.09%)
  700,000 Leggett & Platt, Inc. @ 24 1/4.........................................                             16,975,000
                                                                                                            ------------
          Produces intermediate products for the home furnishings industry
          Earnings P/S $.475, .555, .545, .645, .42, .325, .757, .97, 1.30, 1.56                  5.7%
          Dividends P/S $.10, .14, .16, .185, .21, .215, .23, .27, .31, .38                       9.4%
          Price/Earnings Ratio.....13.8
CONSUMER NON-DURABLES (12.94%)
  310,000*Archer-Daniels-Midland Co. @ 18........................................                              5,580,000
          Major factor in soybean processing,
          corn refining and flour milling
          Earnings P/S $.49, .65, .79, .89, .79, .82, .83, .84, 1.05, 1.50                       13.2%
          Dividends P/S $.027, .029, .030, .036, .050, .053, .056,
          .058, .069, .121                                                                       18.1%
          Price/Earnings Ratio.....12.1
  250,000 Campbell Soup Co. @ 60.................................................                             15,000,000
          Leading food manufacturer and distributor
          Earnings P/S $.96, .94, .05, .02, 1.05, 1.68, 2.04, 1.08, 2.64, 2.89                   13.0%
          Dividends P/S $.33, .36, .42, .46, .50, .58, .76, .97, 1.12, 1.24                      15.9%
          Price/Earnings Ratio.....20.6
  350,000*CPC International Inc. @ 68 5/8........................................                             24,018,750
          Major international food processor
          Earnings P/S $1.15, 2.17, 1.84, 2.11, 2.42, 2.56, 2.73, 2.90,
          2.17, 3.54                                                                             13.3%
          Dividends P/S $.5675, .645, .76, .875, 1.00, 1.10, 1.20, 1.28,
          1.38, 1.48                                                                             11.2%
          Price/Earnings Ratio.....19.5
  300,000*H.J. Heinz Co. @ 33 1/8................................................                              9,937,500
          Leading food manufacturer and distributor
          Earnings P/S $1.24, 1.46, 1.67, 1.90, 1.34, 1.65, 1.43, 1.49,
          1.46, 1.69                                                                              3.5%
          Dividends P/S $.32, .39, .45, .52, .60, .68, .76, .84, .92, 1.01                       13.6%
          Price/Earnings Ratio.....19.9

CONSUMER NON-DURABLES (continued)
  275,000*Kimberly-Clark Corp. @ 82 3/4..........................................                            $22,756,250
          Leading producer of consumer and personal care products
          Earnings P/S $1.47, 1.87, 2.36, 2.63, 2.70, 3.01, 3.37, 1.95,
          3.55, 3.66                                                                             10.7%
          Dividends P/S $.60, .70, .78, 1.26, 1.32, 1.48, 1.59, 1.67, 1.71, 1.76                 12.7%
          Price/Earnings Ratio.....21.5
  935,000 PepsiCo, Inc. @ 55 7/8.................................................                              52,243,125
          Second largest soft drink company
          Earnings P/S $.58, .76, .97, 1.13, 1.35, 1.35, 1.63, 1.73, 2.13, 2.42                  17.2%
          Dividends P/S $.21, .22, .27, .32, .38, .46, .51, .61, .70, .78                        15.7%
          Price/Earnings Ratio.....22.9
  600,000 Procter & Gamble Co. (The) @ 83........................................                              49,800,000
          Leading producer of household consumer products
          Earnings P/S $1.04, .46, 1.48, 1.74, 2.25, 2.43, 2.57, 2.54, .70, 2.50                 10.2%
          Dividends P/S $.67, .68, .70, .83, .93, 1.00, 1.08, 1.17, 1.32, 1.50                    9.4%
          Price/Earnings Ratio.....21.7
  700,000 Sara Lee Corp. @ 31 7/8................................................                              22,312,500
          Manufacturer of brand name packaged food and consumer products
          Earnings P/S $.59, .71, .88, .94, .98, 1.41, 1.28, 1.43, .46, 1.66                     12.2%
          Dividends P/S $.20, .25, .30, .36, .42, .47, .50, .58, .64, .68                        14.6%
          Price/Earnings Ratio.....18.2                                                                      ------------
                                                                                                              201,648,125
                                                                                                             ------------
DIVERSIFIED OPERATIONS (2.05%)
  300,000*Corning Inc. @ 32......................................................                               9,600,000
          Operations are in laboratory services,
          fiber optics, specialty materials and consumer products
          Earnings P/S $.93, 1.03, 1.63, 1.40, 1.54, 1.60, 1.69, .72, .54, (.46)                   NMF
          Dividends P/S $.35, .36, .38, .41, .46, .53, .62, .68, .69, .72                         8.3%
          Price/Earnings Ratio.....19.3
  481,500*Federal Signal Corp. @ 25 7/8..........................................                              12,458,813
          Manufactures fire trucks and street sweepers,
          as well as public safety,
          signaling and communications equipment
          Earnings P/S $.26, .32, .41, .50, .66, .65, .73, .74, .97, 1.18                        18.3%
          Dividends P/S $.14, .15, .16, .19, .22, .27, .32, .36, .42, .50                        15.2%
          Price/Earnings Ratio.....20.3
  150,000*Minnesota Mining &
          Manufacturing Co. @ 66 1/4.............................................                               9,937,500
          Diversified manufacturer of industrial,
          commercial, health care and consumer products
          Earnings P/S $1.70, 2.01, 2.55, 2.80, 2.94, 2.71, 2.76, 2.91,
          3.00, 3.35                                                                              7.8%
          Dividends P/S $.90, .93, 1.06, 1.30, 1.46, 1.56, 1.60, 1.66,
          1.76, 1.88                                                                              8.5%
          Price/Earnings Ratio.....19.6                                                                      ------------
                                                                                                               31,996,313
                                                                                                             ------------
ELECTRICAL EQUIPMENT (10.24%)
  750,000*AMP Inc. @ 38 3/8......................................................                              28,781,250
          World's largest manufacturer of electrical/electronic connectors
          Earnings P/S $.75, 1.16, 1.48, 1.32, 1.35, 1.24, 1.34, 1.41,
          1.62, 1.94                                                            11.1%
          Dividends P/S $.37, .43, .50, .60, .68, .72, .76, .80, .84, .92        10.7%
          Price/Earnings Ratio.....20.3


                      SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

                                                                                         COMPOUND
 NUMBER                                                                                   GROWTH         MARKET
OF SHARES                     COMMON STOCKS                                                RATE           VALUE
---------                                                                                --------        ------
ELECTRICAL EQUIPMENT (continued)
  476,100 Emerson Electric Co. @ 81 3/4..........................................                     $ 38,921,175
          Produces and sells electrical/electronic products and systems
          Earnings P/S $1.87, 2.00, 2.31, 2.63, 2.75, 2.83, 2.96, 3.15,
          4.04, 4.16                                                                       9.3%
          Dividends P/S $.93, .98, 1.03, 1.16, 1.28, 1.34, 1.40, 1.47,
          1.60, 1.84                                                                       7.9%
          Price/Earnings Ratio.....18.9
1,000,000 General Electric Co. @ 72..............................................                       72,000,000
          Dominant force in home appliances, electrical power,
          and financial services
          Earnings P/S $1.37, 1.60, 1.88, 2.18, 2.43, 2.54, 2.54, 2.33,
          3.31, 3.78                                                                      11.9%
          Dividends P/S $.58, .65, .70, .82, .94, 1.02, 1.12, 1.26, 1.44, 1.64            12.2%
          Price/Earnings Ratio.....18.6
  300,000*W.W. Grainger, Inc. @ 66 1/4...........................................                       19,875,000
          Leading distributor of electrical equipment
          Earnings P/S $1.24, 1.48, 1.57, 1.96, 2.19, 2.36, 2.55, 2.76,
          3.28, 2.67                                                                       8.9%
          Dividends P/S $.36, .39, .43, .50, .57, .61, .65, .71, .78, .89                 10.6%
          Price/Earnings Ratio.....23.6                                                               -------------
                                                                                                       159,577,425
                                                                                                      -------------
ENERGY (2.50%)
  350,000 Exxon Corp. @ 80 1/8...................................................                       28,043,750
          Major factor in the crude oil, natural gas and chemical industry
          Earnings P/S $3.71, 3.43, 3.95, 2.32, 3.96, 4.79, 3.59, 4.13,
          3.74, 5.36                                                                       4.2%
          Dividends P/S $1.80, 1.90, 2.15, 2.30, 2.47, 2.68, 2.83, 2.88,
          2.91, 3.00                                                                       5.8%
          Price/Earnings Ratio.....15.0
  325,600*Questar Corp. @ 33 1/2.................................................                       10,907,600
          Diversified holding company for Utah, Wyoming
          and Colorado natural gas transmission, distribution and storage
          Earnings P/S $1.20, .67, .64, 1.27, 1.46, 1.69, 1.59, 2.24, 1.97, 1.19           NMF
          Dividends P/S $.87, .91, .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16             3.3%
          Price/Earnings Ratio.....26.9                                                              -------------
                                                                                                        38,951,350
                                                                                                     -------------
HEALTHCARE (10.34%)
  893,000 Abbott Laboratories @ 41 3/4...........................................                       37,282,750
          Major pharmaceutical and healthcare firm
          Earnings P/S $.58, .70, .84, .97, 1.11, 1.27, 1.47, 1.69, 1.87, 2.12            15.5%
          Dividends P/S $.20, .24, .29, .34, .40, .48, .58, .66, .74, .82                 17.0%
          Price/Earnings Ratio.....20.4
  250,000*American Home Products Corp. @ 97......................................                       24,250,000
          Leading manufacturer of
          ethical pharmaceuticals
          Earnings P/S $2.73, (2.64), 3.22, 3.54, 6.06, 4.10, 3.69, 4.66,
          4.90, 6.49                                                                      10.1%
          Dividends P/S $1.55, 1.67, 1.80, 1.95, 2.15, 2.38, 2.66, 2.86,
          2.94, 3.02                                                                       7.7%
          Price/Earnings Ratio.....14.7
  513,000 Johnson & Johnson @ 85 5/8.............................................                        43,925,625
          Major producer of prescription and
          non-prescription drugs, toiletries, medical
          instruments and supplies
          Earnings P/S $.45, 1.18, 1.41, 1.60, 1.72, 2.13, 2.40, 2.69,
          3.05, 3.59                                                                      26.0%
          Dividends P/S $.34, .40, .48, .56, .66, .77, .89, 1.01, 1.13, 1.28              15.9%
          Price/Earnings Ratio.....23.3

  414,000 Merck & Co., Inc. @ 65 3/4.............................................                      $ 27,220,500
          World's largest ethical drug manufacturer
          Earnings P/S $.54, .74, 1.02, 1.26, 1.52, 1.75, 2.05, 1.84, 2.33, 2.61          19.1%
          Dividends P/S $.21, .27, .43, .55, .64, .77, .92, 1.03, 1.14, 1.24              21.8%
          Price/Earnings Ratio.....23.6
  450,000*Pfizer Inc. @ 63.......................................................                        28,350,000
          Leading ethical pharmaceutical producer
          Earnings P/S $.98, 1.02, 1.18, 1.01, 1.19, 1.30, 1.21, .99, 1.20, 2.38          10.4%
          Dividends P/S $.41, .45, .50, .55, .60, .66, .74, .84, .94, 1.04                10.9%
          Price/Earnings Ratio.....26.0                                                               -------------
                                                                                                        161,028,875
                                                                                                      -------------
INFORMATION PROCESSING (3.67%)
  350,000*Automatic Data Processing, Inc. @ 74 1/4...............................                        25,987,500
          Largest independent computing services
          firm in the U.S.
          Earnings P/S $.42, .54, .62, .72, .74, .83, .94, 1.07, 1.22, 1.43               14.6%
          Dividends P/S $.093, .105, .125, .145, .17, .195, .225, .255, .29, .35          15.9%
          Price/Earnings Ratio.....26.8
  600,000 General Motors Corp. Class E @ 52......................................                        31,200,000
          Leading provider of information
          processing services
          Earnings P/S $.53, .66, .79, .91, 1.04, 1.10, 1.29, 1.46, 1.64, 1.89            15.2%
          Dividends P/S $.10, .13, .17, .24, .28, .32, .36, .40, .48, .52                 20.1%
          Price/Earnings Ratio.....27.0                                                               -------------
                                                                                                         57,187,500
                                                                                                      -------------
INSURANCE (3.85%)
  400,000 AFLAC Corp. @ 43 3/8...................................................                        17,350,000
          Global specialty insurer
          Earnings P/S $.78, .93, 1.08, .80, 1.15, 1.38, 1.72, 2.16, 2.72, 3.40           17.8%
          Dividends P/S $.16, .18, .20, .23, .26, .30, .34, .39, .45, .51                 13.8%
          Price/Earnings Ratio.....13.3
  150,750*American International Group @ 92 1/2..................................                        13,944,375
          Broadly based property-casualty insurance organization
          Earnings P/S $3.35, 3.92, 4.42, 4.61, 4.86, 3.20, 3.28, 3.92,
          4.43, 5.10                                                                       4.8%
          Dividends P/S $.081, .093, .125, .157, .183, .209, .236, .258,
          .287, .323                                                                      16.6%
          Price/Earnings Ratio.....18.4
  125,000 Chubb Corp. @ 96 3/4...................................................                        12,093,750
          Broadly based property-casualty insurance organization
          Earnings P/S $3.53, 3.97, 4.27, 4.91, 6.07, 6.55, 6.40, 4.32,
          5.99, 7.44                                                                       8.6%
          Dividends P/S $.80, .89, 1.08, 1.16, 1.32, 1.48, 1.60, 1.72,
          1.84, 1.96                                                                      10.5%
          Price/Earnings Ratio.....13.8
  375,000*Reliastar Financial Corp. @ 44 3/8.....................................                        16,640,625
          Financial services company engaged
          in life/health insurance and consumer finance
          Earnings P/S $2.29, 1.86, 1.58, 2.07, 1.99, 1.71, 1.92, 2.52,
          3.05, 4.15                                                                       6.8%
          Dividends P/S $.43, .47, .57, .59, .65, .69, .73, .79, .88, .98                  9.6%
          Price/Earnings Ratio.....10.2                                                               -------------
                                                                                                         60,028,750
                                                                                                      -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

                                                                                           COMPOUND
 NUMBER                                                                                     GROWTH         MARKET
OF SHARES                     COMMON STOCKS                                                  RATE           VALUE
---------                                                                                  --------        ------
MEDIA AND INFORMATION SERVICES (1.73%)
  350,000 Gannett Co., Inc @ 61 3/8................................................                     $ 21,481,250
          Publishes 81 daily/50 nondaily newspapers,
          operates 10 TV, 8 FM and 7 AM stations
          Earnings P/S $1.71, 1.98, 2.26, 2.47, 2.36, 2.08,
          2.26, 2.64, 3.06, 3.38                                                             7.9%
          Dividends P/S $.86, .94, 1.02, 1.11, 1.21, 1.24,
          1.26, 1.30, 1.34, 1.38                                                             5.4%
          Price/Earnings Ratio.....17.6

  100,000*Reuters Holdings PLC ADR @ 55 1/8........................................                        5,512,500
          Electronic publisher of worldwide news,
          maket information and trading systems
          Earnings P/S** $4.8, 6.5, 7.6, 10.9, 12.4, 13.7, 14.0, 18.0,
          21.7, 25.5                                                                        20.4%
          Dividends P/S** $1.38, 1.83, 2.25, 3.25, 3.75, 4.25, 5.30, 6.50,
          8.00, 9.10                                                                        23.3%
          Price/Earnings Ratio.....23.1
          **Pence Per Ordinary Share                                                                   -------------
                                                                                                          26,993,750
                                                                                                       -------------
PACKAGING (2.21%)
  600,000*Bemis Co., Inc. @ 25 5/8.................................................                       15,375,000
          Producer of a broad range of flexible packaging and equipment and pressure sensitive materials
          Earnings P/S $.47, .59, .74, .90, .99, .98, 1.14, .84, 1.33, 1.55                 14.2%
          Dividends P/S $.15, .18, .22, .30, .36, .42, .46, .50, .54, .64                   17.5%
          Price/Earnings Ratio.....17.4
  725,000 Sonoco Products Corp. @ 26 1/4...........................................                       19,031,250
          Leading manufacturer of containers, paper products and packaging
          Earnings P/S $.63, .77, 1.10, 1.18, .52, 1.07, 1.13, .99, 1.24, 1.65              11.3%
          Dividends P/S $.18, .21, .30, .39, .43, .44, .48, .50, .53, .59                   14.1%
          Price/Earnings Ratio.....16.0                                                                -------------
                                                                                                          34,406,250
                                                                                                       -------------
RETAIL (4.06%)
  300,000*Lowe's Companies, Inc. @ 33 1/2..........................................                       10,050,000
          Retailer of building materials and supplies, lumber,
          hardware and appliances
          Earnings P/S $.36, .39, .46, .51, .51, .37, .20, .81, 1.34, 1.46                  16.8%
          Dividends P/S $.0975, .105, .1125, .12, .13, .135, .14, .16, .17, .18           5  7.4%
          Price/Earnings Ratio.....21.0
  350,000 May Dept. Stores Co. (The) @ 44 1/4......................................                       14,787,500
          Operates 318 department stores and 3,295 shoe stores
          Earnings P/S $1.22, 1.45, 1.82, 1.76, 1.80, 2.01, 2.15, 2.60,
          2.91, 3.11                                                                        11.0%
          Dividends P/S $.51, .56, .62, .69, .77, .81, .83, .90, 1.01, 1.12                  9.1%
          Price/Earnings Ratio.....14.0
  711,400*Pep Boys - Manny, Moe & Jack (The) @ 255/8 ..............................                       18,229,625
          Retailer of automotive parts and accessories
          Earnings P/S $.52, .62, .76, .63, .70, .64, .87, 1.01, 1.27, 1.33                 11.0%
          Dividends P/S $.07, .08, .09, .11, .12, .13, .14, .15, .17, .19                   11.7%
          Price/Earnings Ratio.....18.6
  900,000 Wal-Mart Stores, Inc. @ 22 3/8...........................................                       20,137,500
          Operates chain of discount department stores
          Earnings P/S $.20, .28, .37, .48, .55, .64, .80, .97, 1.11, 1.24                  22.5%
          Dividends P/S $.021, .03, .04, .06, .07, .09, .11, .13, .17, .20                  30.7%
          Price/Earnings Ratio.....17.9                                                                -------------
                                                                                                          63,204,625
                                                                                                       -------------
TELECOMMUNICATIONS (3.67%)
  400,000 ALLTEL Corp. @ 29 1/2....................................................                     $ 11,800,000
          One of the country's largest telephone systems
          Earnings P/S $.53, 1.00, .94, 1.13, 1.12, 1.18, 1.18, 1.35, 1.56, 1.61            13.1%
          Dividends P/S $.44, .45, .51, .57, .64, .70, .74, .80, .88, .96                    9.1%
          Price/Earnings Ratio.....18.6
  150,000 Bell Atlantic Corp. @ 66 7/8.............................................                       10,031,250
          Provides telephone services in Mid-Atlantic states
          Earnings P/S $2.93, 3.12, 3.33, 2.72, 2.18, 3.37, 3.26, 3.26, 4.07                 3.7%
          Dividends P/S $1.80, 1.92, 2.04, 2.20, 2.36, 2.52, 2.60, 2.68,
          2.76, 2.80                                                                         5.0%
          Price/Earnings Ratio.....17.0
  792,700 Frontier Corp. @ 30......................................................                       23,781,000
          Provides telephone service to the city of
          Rochester N.Y. and outlying areas
          Earnings P/S $.89, .93, 1.06, .99, .86, 1.14, 1.01, 1.15, 1.44, 1.02               1.5%
          Dividends P/S $.64, .66, .68, .71, .73, .75, .77, .79, .81, .83                    2.9%
          Price/Earnings Ratio.....29.5
  200,000*SBC Communications, Inc. @ 57 1/2........................................                       11,500,000
          Provides telephone service throughout
          the United States and internationally
          Earnings P/S $1.71, 1.74, 1.76, 1.82, 1.84, 1.85, 2.11, 2.34,
          2.67, 2.96                                                                         6.3%
          Dividends P/S $1.05, 1.14, 1.22, 1.29, 1.36, 1.41, 1.45, 1.50,
          1.56, 1.63                                                                         5.0%
          Price/Earnings Ratio.....18.8                                                                -------------
                                                                                                          57,112,250
                                                                                                       -------------
TOBACCO (2.26%)
  389,000 Philip Morris Cos., Inc. @ 90 1/2........................................                       35,204,500
                                                                                                       -------------
          Global tobacco, brewing and food company
          Earnings P/S $1.55, 1.94, 2.22, 3.18, 3.83, 4.36, 4.95, 5.01,
          4.56, 6.25                                                                        16.8%
          Dividends P/S $.62, .79, 1.01, 1.25, 1.55, 1.91, 2.35, 2.60,
          3.03, 3.65                                                                        21.8%
          Price/Earnings Ratio.....14.1
UTILITIES (2.93%)
  286,500*Central and South West Corp. @ 27 5/8....................................                        7,986,188
          Dallas-based utility holding company
          Earnings P/S $1.88, 1.96, 1.72, 1.63, 1.90, 1.92, 1.90, 2.07,
          1.51, 2.11                                                                         1.3%
          Dividends P/S $1.07, 1.14, 1.22, 1.30, 1.38, 1.46, 1.54, 1.62,
          1.70, 1.72                                                                         5.4%
          Price/Earnings Ratio.....13.0
  200,000 Florida Progress Corp. @ 35 5/8..........................................                        7,075,000
          Holding Co. for Florida Power electric
          utility services
          Earnings P/S $2.47, 2.49, 2.35, 2.39, 2.14, 2.27, 1.96, 2.21,
          2.20, 2.51                                                                         0.2%
          Dividends P/S $1.54, 1.61, 1.67, 1.72, 1.78, 1.84, 1.90, 1.95,
          1.99, 2.02                                                                         3.1%
          Price/Earnings Ratio.....14.0
  400,000 National Fuel Gas Co. @ 33 5/8...........................................                       13,450,000
          Integrated natural gas system serves the Buffalo, New York area and contiguous districts reaching into western Pennsylvania and eastern
          Ohio
          Earnings P/S $1.75, 1.49, 1.65, 1.93, 1.83, 1.68, 1.94, 2.21, 2.23, 2.03           1.7%
          Dividends P/S $1.12, 1.19, 1.25, 1.32, 1.40, 1.45,
          1.49, 1.53, 1.57, 1.61                                                             4.1%
          Price/Earnings Ratio.....16.4

                      SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

PAR VALUE
 (000'S                                                                                                  MARKET
OMITTED)              COMMON STOCKS                                                                       VALUE
---------                                                                                                ------
UTILITIES (continued)
  260,000 Union Electric Co. @ 41 3/4...........................................                      $ 10,855,000
          Largest electric utility in Missouri
          Earnings P/S $2.89, 2.91, 2.56, 2.91, 2.74, 3.03, 2.61, 3.09, 2.87,
          2.86                                                                             NMF
          Dividends P/S $1.86, 1.92, 1.94, 2.02, 2.10, 2.18, 2.26, 2.34,
          2.40, 2.46                                                                       3.2%
          Price/Earnings Ratio.....14.8
  206,300*Wisconsin Energy Corp. @ 30 5/8.......................................                         6,317,937
          Electric and gas utility holding company
          Earnings P/S $1.58, 1.70, 1.82, 1.92, 1.83, 1.86, 1.68, 1.75,
          1.61, 2.15                                                                       3.5%
          Dividends P/S $.88, .94, 1.01, 1.09, 1.16, 1.22, 1.29, 1.34,
          1.40, 1.46                                                                       5.8%
          Price/Earnings Ratio.....14.2                                                              -------------
                                                                                                        45,684,125
                                                                                                     -------------
                    TOTAL COMMON STOCKS
                  (Cost $1,011,625,537)                                                              1,310,049,488
                                                                                                     -------------
          PREFERRED STOCKS (2.20%)
   58,000 Allstate Corp. $2.30 Pfd Stock @ 41...................................                         2,378,000
  350,000 American Express Co. DECS, 61/4% Conv @ 55 1/2........................                        19,425,000
  300,000 Browing-Ferris ACES, Conv Pfd 7.25% @ 31 3/8..........................                         9,412,500
  125,000*Enron Corp. ACES, Conv Pfd 6.25% @ 24.................................                         3,000,000
                                                                                                     -------------
                 TOTAL PREFERRED STOCKS
                     (Cost $28,301,267)........................................                         34,215,500
                                                                                                     -------------
          CORPORATE BONDS (4.43%)
$   8,500*American Brands, Note 9.125%, 03-01-16 @ 104.90440...................                          8,916,874
    4,000 BankAmerica Corp., Sub Note 8.125%, 02-01-02 @ 109.479...............                          4,379,160
    1,000*BankAmerica Corp., Sub Note 8.95%, 11-15-04 @ 109.682................                          1,096,820
   10,000 Coastal Corp.(The), Sr Deb 11.75%, 06-15-06 @ 106.375................                         10,637,500
    5,000 Comcast Corp., Sr Sub Deb 10.25%, 10-15-01 @ 108.25..................                          5,412,500
    3,000*First Union Corp., Sub Note 8.00%, 08-15-09 @ 109.942................                          3,298,260
    5,000 Georgia-Pacific Corp., Deb 9.50%, 02-15-18 @ 105.040.................                          5,252,000
    5,000*GTE North Inc., Telephone Facility Lease Bonds, 9.60%,
          01-01-02 @ 109.831...................................................                          5,491,550
    5,000*K-Mart Funding Corp., Deb 8.80%, 07-01-10 @ 89.753...................                          4,487,650

          CORPORATE BONDS
$   2,000 NationsBank Corp., Sub Note 6.875%, 02-15-05 @ 104.464..............                         $ 2,089,280
    2,000*NCNB Corp., Sub Note 9.125%, 10-15-01 @ 114.188.....................                           2,283,760
    4,000 Owen-Illinois, Inc., Sr Sub Note 10.00%, 08-01-02 @ 105.............                           4,200,000
    5,000 RBSG Capital Corp., Gtd Cap Note 10.125%, 03-01-04 @ 124.279........                           6,213,950
    3,000*Super Rite Foods, Sr Sub Note 10.625%, 04-01-02 @ 109.500...........                           3,285,000
    2,000 Wells Fargo & Co., Deb 8.20%, 11-01-96 @ 102.085....................                           2,041,160
                                                                                                     -------------
                  TOTAL CORPORATE BONDS
                     (Cost $68,927,173).......................................                          69,085,464
                                                                                                     -------------
          NOTES (0.13%)
    2,000*Federal Realty Investment Trust, Sr Note 6.625%,
          12-01-05 @ 100.359..................................................                           2,007,180
                                                                                                     -------------
                            TOTAL NOTES
                      (Cost $2,000,000).......................................                           2,007,180
                                                                                                     -------------
          UNITED STATES GOVERNMENT
          AND AGENCIES OBLIGATIONS (2.60%)
    5,000 Federal Home Loan Mort. Corp. Sr Sub 6.55%, 04-02-03 @ 100.828......                           5,041,400
    5,000 Federal Home Loan Mort. Corp. Sr Sub 7.50%, 07-23-07 @ 101.713......                           5,085,650
    5,000*Federal Home Loan Mort. Corp. Sr Sub 8.00%, 12-15-08 @ 107.937......                           5,396,850
    5,000 Federal National Mort. Assn. Sr Sub 7.30%, 07-10-02 @ 102.422.......                           5,121,100
    5,000 United States Treasury, Note 7.875%, 11-15-99 @ 108.719.............                           5,435,950
    5,000*United States Treasury, Note 7.75%, 12-31-99 @ 108.516..............                           5,425,800
    5,000 United States Treasury, Note 8.00%, 05-15-01 @ 111.937..............                           5,596,850
    3,000 United States Treasury, Note 7.875%, 11-15-04 @ 115.750.............                           3,472,500
                                                                                                     -------------
         TOTAL UNITED STATES GOVERNMENT
               AND AGENCIES OBLIGATIONS
                     (Cost $39,376,713).......................................                           40,576,100
                                                                                                      -------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

PAR VALUE
 (000'S           SHORT-TERM                            INTEREST                     MARKET
 OMITTED)         INVESTMENTS (6.36%)                     RATE                       VALUE
---------                                               --------                     ------
JOINT REPURCHASE AGREEMENT (6.36%)
$ 99,076  Investment in a joint repurchase agreement
          transaction with SBC Capital Markets
          Inc., Dated 12-29-95, Due 01-02-96
          (secured by U.S. Treasury Bonds,
          7.500%, due 11-15-16, and
          10.375% due 11-15-12) Note A ................   5.90%                 $   99,076,000
                                                                                --------------
CORPORATE SAVINGS ACCOUNT (0.00%)
          Investors Bank & Trust Co.
          Daily Interest Savings Account
          Current Rate 5.00% ..........................                                 36,657
                                                                                --------------
  TOTAL SHORT-TERM INVESTMENTS ( 6.36%)                                             99,112,657
                                ------                                          --------------
             TOTAL INVESTMENTS (99.81%)                                         $1,555,046,389
                                ======                                          ==============

   * Securities, other than short-term investments, newly added to the portfolio for period ended December 31, 1995.

NMF No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund

NOTE A  --
ACCOUNTING POLICIES

John Hancock Sovereign Investors Fund, Inc. (the "Corporation"), is an open-end investment management company, registered under the Investment Company Act of 1940. The Corporation consists of two series portfolios: John Hancock Sovereign Investors Fund (the "Fund") and John Hancock Sovereign Balanced Fund. The investment objective of the Fund is to provide long term growth of capital and of income without assuming undue market risks by diversifying its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry.

  The Directors have authorized the issuance of multiple classes of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Directors, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class, which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

  The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Corporation are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on investment securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund


NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent on an annual basis, to the sum of (a) 0.60% of the average daily net asset value to $750,000,000, (b) 0.55% of the average daily net asset value of $750,000,000 to $1,500,000,000, (c) 0.50% of the average daily net asset value of $1,500,000,000 to $2,500,000,000 and (d) 0.45% of the average daily net asset value of the Fund during such quarter of $2,500,000,000 and over. The Adviser has entered into a service agreement with Sovereign Asset Management Corporation ("SAMCORP") an affiliate of the Adviser, to provide certain investment research and portfolio management services to the Fund, for which the Adviser pays SAMCORP 40% of its management fee.

  In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

  The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $3,398,411. Out of this amount, $521,352 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,096,572 was paid as sales commissions to unrelated broker-dealers and $1,780,487 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

  Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995 contingent deferred sales charges paid to JH Funds amounted to $530,011.

  In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

  The Fund has a transfer agent agreement with John Hancock Investor Services, Corp. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class C shares pay a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class C shares of the Fund.

  Edward J. Boudreau, Jr. is director and officer of the Adviser and its affiliates, as well as Director of the Fund. The compensation of unaffiliated Directors is borne by the Fund. Effective with the fees paid for

                          NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Sovereign Investors Fund


1995, the unaffiliated Director may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.


NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1995, aggregated $584,627,572 and $587,847,189, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $20,481,541 and $68,586,581, respectively. The cost of investments owned at December 31, 1995 (excluding the corporate savings account), for Federal income tax purposes was $1,249,585,139. Gross unrealized appreciation and depreciation of investments aggregated $317,505,362 and $12,080,769, respectively, resulting in net unrealized appreciation of $305,424,593.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Sovereign Investors Fund, Inc. -
John Hancock Sovereign Investors Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Sovereign Investors Fund (the "Fund'), one of the portfolios constituting John Hancock Sovereign Investors Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of John Hancock Sovereign Investors Fund for each of the two years in the period ended December 31, 1992 were audited by other auditors whose report dated February 3, 1993 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers or other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Investors Fund portfolio of John Hancock Sovereign Investors Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 9, 1996

                  John Hancock Funds - Sovereign Investors Fund

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for its fiscal year ended December 31, 1995.

   The Fund designated a distribution to shareholders of $5,012,000 as long-term capital gain dividends. Shareholders were mailed a 1995 U.S. Treasury Department form 1099-DIV in January 1996 representing their proportionate share.

  U.S. Government Obligations: Income from these investments may be exempt from certain state and local taxes. The percentage of assets invested in U.S. Treasury bonds, bills, and notes was 1.27% at year end. The percentage of income derived from U.S. Treasury bonds, bills, and notes was 5.55%. The percentage of assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) was 0.99% at year end. The percentage of income derived from these types of investments was 1.07%. For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

  With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1995, 79.78% qualify for the dividends received deduction.

  For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.


HISTORICAL DATA (Unaudited)
The table below shows the record of the Fund during the past periods.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

CLASS A                             PER SHARE
 YEAR                 ---------------------------------------
ENDED       SHARES     DIVIDENDS    NET ASSET   CAPITAL GAINS
DEC. 31  OUTSTANDING  FROM INCOME     VALUE     DISTRIBUTION
-------  -----------  -----------   ---------   -------------
 1985     2,105,220      $.53        $11.31         $.44
 1986     2,807,182       .55         12.36          .87
 1987     3,701,248       .58         10.96          .90
 1988     4,099,131       .60         11.19          .38
 1989     5,274,426       .61         12.60          .58
 1990     6,991,411       .59         11.94          .60
 1991    13,560,178       .53         14.31          .67
 1992    59,053,529       .45         14.78          .09
 1993    83,332,510       .42         15.10          .09
 1994    76,585,860       .46         14.24          .11
 1995    71,652,920       .40         17.87          .08

CLASS B                           PER SHARE
 YEAR                 -------------------------------------
ENDED       SHARES     DIVIDENDS  NET ASSET   CAPITAL GAINS
DEC. 31  OUTSTANDING  FROM INCOME   VALUE     DISTRIBUTION
-------  -----------  -----------   -----     -------------
 1994     8,996,738      $.36       $14.24        $ .11
 1995    14,432,679       .28        17.86          .08

CLASS C                            PER SHARE
 YEAR                 ------------------------------------
ENDED       SHARES     DIVIDENDS  NET ASSET  CAPITAL GAINS
DEC. 31  OUTSTANDING  FROM INCOME   VALUE    DISTRIBUTION
-------  -----------  -----------   -----    -------------
 1993       674,320      $.34       $15.11     $ .09
 1994     1,062,699       .51        14.24       .11
 1995     1,116,297       .46        17.87       .08

                  John Hancock Funds - Sovereign Investors Fund

DIVIDEND INCREASES (Unaudited)
Listed below are the most recent dividend increases for the common stocks held in the Sovereign Investors Fund as of December 31, 1995
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                           PERCENT OF
COMPANY                                 DIVIDEND INCREASE
-------                                 -----------------
Abbott Laboratories . . . . . . . . . . .     10.5%
AFLAC . . . . . . . . . . . . . . . . . .     13.0
Air Products  . . . . . . . . . . . . . .      6.1
Albertson's . . . . . . . . . . . . . . .     18.2
Alco Standard . . . . . . . . . . . . . .      7.7
ALLTEL Corp.  . . . . . . . . . . . . . .      8.3
American Home Products  . . . . . . . . .      2.7
American International Group  . . . . . .     10.8
AMP, Inc. . . . . . . . . . . . . . . . .      9.5
Archer Daniels Midland  . . . . . . . . .    110.1
Automatic Data Processing, Inc. . . . . .     14.3
BankOne . . . . . . . . . . . . . . . . .      9.7
Bell Atlantic Corp. . . . . . . . . . . .      1.4
Bemis, Inc. . . . . . . . . . . . . . . .     18.5
Campbell's  . . . . . . . . . . . . . . .     11.3
Central and SouthWest . . . . . . . . . .      1.2
Chubb . . . . . . . . . . . . . . . . . .      6.5
Corning, Inc. . . . . . . . . . . . . . .      5.9
CPC International . . . . . . . . . . . .      5.6
Crompton & Knowles  . . . . . . . . . . .     12.5
E.I. DuPont De Nemours & Co., Inc.  . . .     10.6
Emerson Electric  . . . . . . . . . . . .     14.0
Exxon . . . . . . . . . . . . . . . . . .      4.2
Federal Signal Corp.  . . . . . . . . . .     19.0
First Tennessee National Corp.  . . . . .     12.8
Florida Progress Corp.  . . . . . . . . .      2.0
Frontier Corp.  . . . . . . . . . . . . .      2.4
Gannett . . . . . . . . . . . . . . . . .      2.9
General Electric  . . . . . . . . . . . .     12.2
General Motors, Cl E  . . . . . . . . . .      8.3
Heinz . . . . . . . . . . . . . . . . . .     10.4
Interpublic Group . . . . . . . . . . . .     10.7
Johnson & Johnson . . . . . . . . . . . .     13.8
KeyCorp . . . . . . . . . . . . . . . . .     12.5
Kimberly Clark  . . . . . . . . . . . . .      3.0
Leggett & Platt . . . . . . . . . . . . .     11.1
Lowe's Department Stores  . . . . . . . .     11.1
May Department Stores . . . . . . . . . .      9.6
McDonald's  . . . . . . . . . . . . . . .     12.5
Merck . . . . . . . . . . . . . . . . . .     13.3
Minnesota Mining & Manufacturing  . . . .      6.8
National Fuel & Gas . . . . . . . . . . .      2.5
Nationsbank . . . . . . . . . . . . . . .     16.0
Pep Boys (The)  . . . . . . . . . . . . .     11.8
PepsiCo . . . . . . . . . . . . . . . . .     11.1
Pfizer, Inc.  . . . . . . . . . . . . . .     10.6
Phillip Morris  . . . . . . . . . . . . .     21.2
PPG Industries  . . . . . . . . . . . . .      3.4
Procter & Gamble  . . . . . . . . . . . .     14.3
Questar . . . . . . . . . . . . . . . . .      3.5
Reliastar Financial . . . . . . . . . . .     11.1
Reuters Holdings  . . . . . . . . . . . .     13.8
Rockwell International  . . . . . . . . .      7.4
RPM, Inc. . . . . . . . . . . . . . . . .      7.1
Sara Lee  . . . . . . . . . . . . . . . .     11.8
SBC Communications  . . . . . . . . . . .      4.4
Sigma Aldrich . . . . . . . . . . . . . .     22.2
Sonoco Products . . . . . . . . . . . . .     12.5
Sysco . . . . . . . . . . . . . . . . . .     18.2
Union Electric  . . . . . . . . . . . . .      2.5
W.W. Grainger . . . . . . . . . . . . . .     15.0
Wal-Mart  . . . . . . . . . . . . . . . .     17.6
Wisconsin Energy Corp.  . . . . . . . . .      4.3
Witco Corp. . . . . . . . . . . . . . . .     12.0
                                             -----

The average dividend increase for
this group was                               11.58%
                                             =====

                                      NOTES

                  John Hancock Funds - Sovereign Investors Fund

                                      NOTES

                  John Hancock Funds - Sovereign Investors Fund

                                      NOTES

                  John Hancock Funds - Sovereign Investors Fund

                                                              Bulk Rate
                                                             U.S. Postage
                                                                 PAID
                                                             Brockton, MA
                                                            Permit No. 582
[LOGO]
JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."


  This report is for the information of shareholders of the John Hancock Sovereign Investors Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


                                                                 JHD 2900A 12/95
                                                                            2/96